	Summary Prospectus	Ticker Symbols
Global Fund	January 31, 2010	Class A: FIISX Class B: FIBGX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/funds.  You can also get this information at no cost by calling 1-800-423-4026 or by sending an e-mail request to admcust@firstinvestors.com. The Fund’s prospectus and SAI, both dated January 31, 2010, and the financial statements included in the Fund's most recent report to shareholders, dated September 30, 2009, are all incorporated by reference into this Summary Prospectus.

Investment Objective: The Fund seeks long-term capital growth.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in First Investors Funds. More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 99 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-42 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B
Maximum sales charge (load) imposed on purchases (as a percentage offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B
Management Fees	0.98%	0.98%
Distribution and Service (12b-1) Fees	0.30%	1.00%
Other Expenses	0.65%	0.65%
Total Annual Fund Operating Expenses	1.93%	2.63%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$760	$1,146	$1,557	$2,699
Class B shares	$666	$1,117	$1,595	$2,794*

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$760	$1,146	$1,557	$2,699
Class B shares	$266	$817	$1,395	$2,794*
* Assumes conversion to Class A shares eight years after purchase.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund invests in a diversified portfolio of common stocks of companies that are located throughout the world, including the United States. The Fund primarily invests in stocks of U.S. and foreign companies that are considered large to medium in size (measured by market capitalization) and that are traded in larger or more established markets. The Fund may also invest (to a lesser degree) in smaller companies and in less-developed or emerging foreign markets.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on one or more of the following: profitability, earnings growth; strong possibility of price-to-earnings multiple expansion (or increases in other similar valuation measures); hidden or unappreciated value; and/or quality management. Once potential investments are identified, the Fund constructs its portfolio based on many factors including: (1) regional and country allocation; (2) industry and sector allocation; (3) company size; and (4) in the case of foreign securities, foreign currency exposure and the risks of trading and maintaining securities and cash in foreign countries.

A stock may be sold if, in the portfolio manager’s opinion: its downside risk exceeds it upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; or it experiences excessive valuation.

Principal Risks: You can lose money by investing in the Fund. The likelihood of a loss is greater if you invest for a short period of time. The Fund is intended for investors who:

■	Are seeking significant growth of capital,

■	Want exposure to investments in both U.S. and foreign companies,

■	Are willing to accept a moderate degree of investment risk, and

■	Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Global Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment.

Foreign Securities Risk. There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in the exchange rates between the U.S. dollar and foreign currencies, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential restrictions in the flow of capital.

Emerging Markets Risk. The risks of investing in foreign securities are heightened when investing in emerging or developing markets. The economies and political environments of emerging or developing countries tend to be more unstable than those of developed countries, resulting in more volatile rates of returns than the developed markets and substantially greater risk to investors.

Liquidity Risk.  The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.

Small-Cap and Mid-Cap Risk.  The market risk associated with small-cap to mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. At times, it may be difficult for the Fund to sell small-to-mid-cap stocks at reasonable prices.

Security Selection Risk. Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns for Calendar Years ended December 31

During the periods shown, the highest quarterly return was 19.46% (for the quarter ended June 30, 2009) and the lowest quarterly return was -21.05% for the quarter ended December 31, 2008).

Average Annual Total Returns for Periods ended December 31, 2009
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	24.73%	1.71%	-0.87%
(Return After Taxes on Distributions)	24.70%	0.64%	-1.63%
(Return After Taxes on Distributions and Sales of Fund Shares)	16.12%	1.23%	-0.94%
Class B Shares
(Return Before Taxes)	27.16%	1.89%	-0.73%
Morgan Stanley All Country World Free Index (reflects no deduction for fees, expenses or taxes)	35.41%	3.64%	0.89%

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: First Investors Management Company, Inc. is the Fund’s investment adviser and Wellington Management Company, LLP (“Wellington Management”) serves as subadviser of the Fund.

Portfolio Manager:  The Fund is managed by Wellington Management by a team of investment professionals. Nicolas M. Choumenkovitch, Senior VP and Equity Portfolio Manager, has served as a Portfolio Manager for the international equity portion of the Fund since 2007 and has been involved in portfolio management and securities analysis for the international equity portion of the Fund since 2000. Matthew E. Megargel, CFA, Senior VP and Equity Portfolio Manager, has served as a Portfolio Manager for the U.S. equity portion of the Fund since 2000. Jeffrey L. Kripke, VP and Equity Portfolio Manager, has served as a Portfolio Manager for the U.S. equity portion of the Fund since 2006 and has been involved in portfolio management and securities analysis for the U.S. equity portion of the Fund since 2001. Francis J. Boggan, CFA, Senior VP and Equity Portfolio Manager, has served as a Portfolio Manager for the U.S. equity portion of the Fund since 2006.  Tara Connolly Stilwell, CFA, VP and Equity Portfolio Manager, has been involved in portfolio management and securities analysis for the international equity portion of the Fund since 2010.

Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1-800-423-4026. The minimum initial purchase is $1,000. The minimum initial purchase is reduced for certain types of accounts and also for accounts opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”). FIC is an affiliate of the Fund’s adviser and both are subsidiaries of the same holding company. FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds. This may create a conflict of interest by influencing the representatives to recommend First Investors Funds over other funds. For more information on FIC’s policies ask your representative, see the Fund’s SAI or visit First Investors website at: www.firstinvestors.com.

4